TIMEBEAT AND WATCHZONE AGREEMENT


MEMORANDUM OF UNDERSTANDING AND AGREEMENT dated this 14th day of December, 1999.

BETWEEN:

                  Timebeat.com Inc., a company incorporated under the laws of the state of Nevada and having an office at 711 South Carson Street, Suite 4, Carson City Nevada 89701

                  (hereinafter called the "Timebeat")

                                                  OF THE FIRST PART

AND: Watchzone.net Inc.., a company incorporated under the laws of the stateof Colorado and having an office at 1493 South Richfield Way, Aurora, CO 80017

                  (hereinafter called the "Watchzone")

                                                  OF THE SECOND PART

AND:

                  Terry L. Allison, Michael Sandler, Marc Levesque, Eddie Rhodes, Ernie Romer and Bradley McInnes, all individual residing in the United States.

                  (hereinafter called the "Watchzone Management")

                                                  OF THE THIRD PART

AND:

                  Timebeat.com Enterprises Inc., a company incorporated under the provine of Yukon, Canada and having an office at 580 Hornby Streeet, Suite 200, Vancouver, Canada V6C 3B6

                  (hereinafter called the "Timebeat Canada")

                                                  OF THE FOURTH PART

Timebeat and Watchzone Agreement
                                                                     Page 1 of 9

WHEREAS:

         A. Watchzone wishes to sell all of its assets relating to the web site watchzone.net and Timebeat wishes to buy.

                  And;

         B. Timebeat wishes Watchzone Management to continue to manage and operate the business of watchzone.net and the Watchzone management wishes to provide those services.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.0               SALE OF WATCHZONE.NET ASSETS TO TIMEBEAT

1.1 In consideration for selling the assets of Watchzone.net to Timebeat, Timebeat will pay the following:

                                    a. Terry L. Allison - IWC Flieger
                                    Chronograph, Reference number 3706-007
                                    Retail 4,995.00 - w/steel bracelet, new in box.

                                    b. Michael Sandler - IWC Flieger
                                    Chronograph, Reference number 3706-007
                                    Retail 4,995.00 - w/steel bracelet, new in box.

                                    c. Marc Levesque - Omega Speedmaster,
                                    Automatic, black dial, steel bracelet, new in box.

                                    d. Eddie Rhodes - Omega Speedmaster,
                                    Automatic, black dial, steel bracelet, new in box.

                                    e. Ernie Romers - Omega Speedmaster,
                                    Automatic, black dial, steel bracelet, new in box.

                                    f. Bradley McInnes - Omega Speedmaster,
                                    Automatic, black dial, steel bracelet, new in box.

1.2 In the event that Timebeat ceases business operations within two years from the date of this agreement then assets of Watchzone will be transferred back to Watchzone Management.

1.3 Watchzone Management will take all action necessary to transfer the domain to Timebeat by January 31, 2000

Timebeat and Watchzone Agreement
                                                                     Page 2 of 9

2.0               COMPENSATION OF WATCHZONE MANAGEMENT

2.1 Each member of Watchzone Management will sign a two year consulting agreement with Timebeat Canada to provide services to Timebeat Canada and Timebeat. Timebeat Canada will provide stock options to Watchzone Management and will receive options to purchase shares of Timebeat Canada. The exact terms and conditions of those stock options are subject to the approval of the Canada Venture Exchange, however, in general those options can be exercised over a two year period (1/3 upon immediately , 1/3 in twelve months and 1/3 twenty four months from the date of the agreement).

2.2 Included in the computation of advertising revenue will be any banner advertising by Timebeat that is over 75,000 impressions per month.

2.3 As additional compensation fifty percent (50%) of all advertising revenues generated by the Watchzone.net banner advertising program shall be paid by Timebeat to Terry L. Allison to be used as compensation for the Watchzone Management. Mr. Allison will use his sole discretion on how this compensation will be allocated among the Watchzone Management.

2.4 As further compensation each member of Watchzone Management shall be entitled to purchase any new watch from Timebeat for actual dealer cost up to $10,000 retail price each year.

3.0               ADVERTISING ON WATCHZONE

3.1 Watchzone Management shall determine and set the total number of advertisers on a monthly basis.

3.2 Watchzone Management will notify all its advertisers in writing that of the change of ownership and advertising payments will be made to Timebeat.com Inc.

3.3 Any watch-related company or individual shall be able to advertise on Watchzone.net without restriction provided that the advertiser and the advertising content meets the approval of Timebeat and Watchzone Management.

4.0               CONTENT RESTRICTIONS

4.1 Users will be able to post messages about other watch retailers and watch companies without restrictions.

Timebeat and Watchzone Agreement
                                                                     Page 3 of 9

4.2 Messages will not be censored unless they are determined to be lewd, offensive or spam related.

4.3 Any person or company may use the Trading Post to post "for sale" and "want to buy" and "for trade" messages. Watchzone Management shall determine any restrictions on the number of messages posted by any individual or company on a daily basis. Watchzone will also be improved to highlight Timebeat's authentication and guarantee program.

5.0               ACCOUNTING AND MISCELLANEOUS

5.1 Effective December 15, 1999 Timebeat shall be responsible for the fees associated with any server-related expenses.

5.2 Timebeat will host Watchzone.net on its own server once it is operational and running.

5.3 Effective December 15, 1999 Timebeat shall be responsible for payment and maintenance to the watchzone.net web site.

5.4 Effective December 15, 1999 Timebeat shall pay any reasonable fees for upgrades to the watchzone.net web site.

5.5 Effective December 15, 1999 Timebeat shall receive revenues from the banner advertising program.

5.6 Effective December 15, 1999 Watchzone Management shall be receive the compensation outlined in paragraph 2.2 (50% of banner advertisment revenue).

6.0               CONFIDENTIALITY

6.1 All paries will not, during the Term of this Agreement, disclose to any person, firm, or corporation any information that he may acquire concerning the business of the Company that is not in the public domain.

6.2 Any news release or public disclosure by Timebeat about Watchzone must be shown to Terry L. Allison prior to release or disclosure to the public.

7.0               GENERAL

Timebeat and Watchzone Agreement
                                                                     Page 4 of 9

7.1 All notices will be sent by registered or certified mail, return receipt required, from any post office in the continental United States, and addressed to the parties at their respective addresses set out above. Any such notice will be deemed received on the date set forth on the signed receipt. If no received date is entered on the return receipt, then, the notice will be deemed received seven (7) business days from the date of the original mailing. If there should be a mail strike between the day the time of mailing and the actual receipt of such notice, then, the notice will be resent via "Courier" such as Federal Express, requiring a signature and dated receipt of delivery.

7.2 The provisions of this Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and successors.

7.3 The headings appearing in this Agreement have been inserted for reference and as a matter of convenience and in no way define, limit, or enlarge the scope of any provision of this Agreement.

7.4 The invalidity or unenforceability of any provision of this Agreement will not effect the validity or enforceability of any other provision hereof and such valid provision will be deemed to be in full force and effect.

7.5 This Agreement contains the entire Agreement of the parties with respect to the subject matter hereof and superseded any prior understanding, agreement, statement or representation by or between them, whether written or oral.

7.6 This Agreement will not be modified or varied except by an instrument in writing executed by both parties.

7.7 This Agreement will be governed by and construed in accordance with the laws of the state of Nevada.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year set out above.


TIMEBEAT.COM INC.

By:_____________________________                  By:___________________________






Timebeat and Watchzone Agreement
                                                                     Page 5 of 9

Title:__________________________                  Title:________________________


TIMEBEAT.COM ENTERPRISES INC.

By:_____________________________                  By:___________________________

Title:__________________________                  Title:________________________


WATCHZONE.NET INC.

By:_____________________________                  By:___________________________

Title:___________________________                 Title:________________________


SIGNED by Terry L. Allison and WITNESSED in the presence of:


--------------------------------
Terry L. Allison




--------------------------------
Signature of Witness


--------------------------------
Name of Witness


--------------------------------
Address of Witness


--------------------------------
Occupation of Witness






Timebeat and Watchzone Agreement
                                                                     Page 6 of 9

SIGNED by Michael Sandler and WITNESSED in the presence of:


--------------------------------
Michael Sandler


--------------------------------
Signature of Witness


--------------------------------
Name of Witness


--------------------------------
Address of Witness


--------------------------------
Occupation of Witness

SIGNED by Marc Levesque and WITNESSED in the presence of:


--------------------------------
Marc Levesque


--------------------------------
Signature of Witness


--------------------------------
Name of Witness


--------------------------------
Address of Witness


--------------------------------
Occupation of Witness



Timebeat and Watchzone Agreement
                                                                     Page 7 of 9

SIGNED by Eddie Rhodes and WITNESSED in the presence of:


--------------------------------
Eddie Rhodes


--------------------------------
Signature of Witness


--------------------------------
Name of Witness


--------------------------------
Address of Witness


--------------------------------
Occupation of Witness

SIGNED by Ernie Romers and WITNESSED in the presence of:


--------------------------------
Ernie Romers


--------------------------------
Signature of Witness


--------------------------------
Name of Witness


--------------------------------
Address of Witness


--------------------------------
Occupation of Witness



Timebeat and Watchzone Agreement
                                                                     Page 8 of 9

SIGNED by Bradley McInnes and WITNESSED in the presence of:


--------------------------------
Bradley McInnes


--------------------------------
Signature of Witness


--------------------------------
Name of Witness


--------------------------------
Address of Witness


--------------------------------
Occupation of Witness


Timebeat and Watchzone Agreement
                                                                     Page 9 of 9